SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 1, 2005

Date of Earliest Event Reported:

UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0204817 (I.R.S. Employer Identification No.)

6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)

(714) 820-1000
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 17, 2005, the Company issued a press release and filed a Form 8-K to announce the resignation of Bernard J. Pitz, Sr. Vice President and Chief Financial Officer, effective March 1, 2005. Effective March 1, 2005, the Company and Mr. Pitz agreed that Mr. Pitz would continue his employment with the Company through March 31, 2005 to assist the Company in the completion of the annual audit of its financial statements for the year ended December 31, 2004, including Sarbanes-Oxley compliance matters, and in the preparation and filing of its Annual Report on Form 10-K for the Year Ended December 31, 2004.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	10.1	Form of Continued Employment Agreement between the Company and Bernard J. Pitz dated March 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
Date: March 7, 2005	By:	/s/ Paul D. Arling
Paul D. Arling
Chairman and Chief Executive Officer (Principal Executive Officer)